Income Taxes (Details) - Schedule of Components of Deferred Taxes ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Deferred tax assets:
Allowance for doubtful accounts	¥ 1,555	$ 214	¥ 3,724
Net operating losses carried forward	3,667	505	3,655
Total deferred tax assets	5,222	719	7,379
Deferred tax liabilities
Intangible assets acquired through acquisition	59,109	8,134	59,818
Total deferred tax liabilities	¥ 59,109	$ 8,134	¥ 59,818